SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 18, 1996




                           MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)




     Iowa                      1-12459                        42-1451822
(State or other            (Commission File                 (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)




     666 Grand Avenue, P. O. Box 657, Des Moines, Iowa         50303
         (Address of principal executive offices)            (Zip Code)







Registrant's telephone number, including area code:    515/242-4300

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Item 5.   Other Events

On December 18, 1996, the Board of Directors of MidAmerican Energy Holdings Company adopted a Shareholders Rights Agreement. Pursuant to such Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Company as of the close of business on December 30, 1996.

Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

4 Shareholders Rights Agreement dated as of December 18, 1996 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

20 News release issued by the Company on December 19, 1996 announcing the adoption of the Shareholders Rights Agreement.

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                                    Signature



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MIDAMERICAN ENERGY HOLDINGS COMPANY

                                          /s/ Paul J. Leighton
                                          Paul J. Leighton
                                          Corporate Secretary



December 19, 1996

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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.

  4 Shareholders Rights Agreement dated as of December 18, 1996, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

  20           News  release  issued  by  the   Company  on  December  19,  1996
               announcing the adoption of the Shareholders Rights Agreement.

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